SUBSIDIARY ORGANIZATION CHART 1996 EDITION

                                                         State of      State of                     Number of       Parent's
                                                        Incorp. or    Principal      Federal          Shares       Percent of
                                                         Domicile     Operation      Tax ID #         Owned         Ownership
                                                         ----------  -----------  -------------   --------------   ---------


THE EQUITABLE COMPANIES INCORPORATED***                      DE           NY        13-3623351
  Donaldson, Lufkin & Jenrette, Inc.  (1)                    DE           NY        13-1898818       23,404,230       43.91%
    See Attached Listing F
  The Equitable Life Assurance Society of the U.S.*          NY           NY        13-5570651        2,000,000      100.00%
    Equitable Variable Life Insurance Company*               NY           NY        13-2729441        1,500,000      100.00%
      Franconom, Inc.                                        PA           PA        23-2352488               50      100.00%
      EVLICO, Inc.                                           DE           GA        58-2203762              100      100.00%
      EVLICO East Ridge, Inc.                                CA           GA        58-2206831              100      100.00%
      Equitable Structured Settlement Corp.                  DE           NJ        Pending                 100      100.00%
    The Equitable of Colorado, Inc.*                         CO           CO        13-3198083        1,000,000      100.00%
    Frontier Trust Company                                   ND           ND        45-0373941            1,000      100.00%
    Equitable Deal Flow Fund, L.P.                           DE           NY        13-3385076                -            -
      Equitable Managed Assets, L.P.                         DE           NY        13-3385080                -            -
    Real Estate Partnership Equities (various)               **                         -                     -            -
    Equitable Holding Corp.                                  DE           NJ        22-2766036            1,000      100.00%
      See Attached Listing A
    EREIM LP Associates (L.P.)                               NY           NY                                  -            -
      EML Associates, L.P.                                   NY           NY        58-1739531                -            -
    ACMC, Inc.                                               DE           NY        13-2677213        5,000,000      100.00%
    Wil-Gro, Inc                                             PA           PA        23-2702404            1,000      100.00%
    Prime Property Funding, Inc.                             DE           NY        13-3719324            1,000      100.00%
    Equitable Underwriting & Sales Agency (Bahamas) Ltd.     Bahamas      Bahamas       -                 5,000      100.00%
    STCS, Inc.                                               DE           NY        13-3761592            1,000      100.00%
    Fox Run, Inc.                                            MA           NY        23-2762596            1,000      100.00%
    FTM Corp.                                                MD           MD        13-3778225            1,000      100.00%
    CCMI Corp.                                               MD           MD        13-3778224            1,000      100.00%
    HVM Corp.                                                MD           MD        13-3778222            1,000      100.00%
    EVSA, Inc.                                               DE           PA        23-2671508               50      100.00%
    Equitable BJVS, Inc.                                     CA           CA        33-0540198            1,000      100.00%
    Equitable Rowes Wharf, Inc.                              MA           MA        04-3272826            1,000      100.00%
    Camelback JVS, Inc.                                      AZ           AZ        86-0794576            1,000      100.00%
    GP/EQ Southwest, Inc.                                    TX           TX        75-2624983               94       94.00%
    ELAS Realty, Inc.                                        DE           GA        58-2271596            1,000      100.00%
    Equitable Realty Assets Corporation                      DE           GA        58-1538468           10,000      100.00%

  * Affiliated Insurer
 ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of Equitable Life's Annual Statement which has been filed with the N.Y.S. Insurance Department.
*** All subsidiaries are corporations, except as otherwise noted.

(1)  In addition, Equitable Holding Corp. owns
     19,230,770 shares (36.08%). In the aggregate, EQ owns 42,635,000 shares (79.99%)
     of Donaldson, Lufkin & Jenrette, Inc.

1996 Additions/Deletions:
-------------------------
     - FHJV Holdings
     + Equitable Realty Assets Corp. - transferred from EHC
     + ELAS Realty, Inc.
     + Equitable Structured Settlement Corp.


LISTING A:
  EQUITABLE HOLDING CORP.                                    State of     State of                     Number of     Parent's
  -----------------------                                   Incorp. or   Principal       Federal         Shares      Percent of
                                                             Domicile    Operation      Tax ID #         Owned       Ownership
                                                             --------    ---------      --------         -----       ---------
THE EQUITABLE COMPANIES INCORPORATED
  The Equitable Life Assurance Society of the U.S.*
    Equitable Holding Corporation    (1)
       ELAS Securities Acquisition Corporation                   DE                     13-3049038          500        100.00%
       100 Federal Street Realty Corporation                     MA           MA        04-2847619          100        100.00%
       100 Federal Street Funding Corporation                    MA           MA        04-2934600          100        100.00%
       EQ Financial Consultants, Inc.
          formerly, Equico Securities, Inc.                      DE           NY        13-2693569       20,000        100.00%
       Equitable Casualty Insurance Company*                     VT           VT        06-1166226        1,000        100.00%
       EquiSource of New York, Inc.                              NY           PA        13-3389662        1,000        100.00%
          See Attached Listing B
       EREIM LP Corporation                                      DE           NY        58-1739521          100        100.00%
          EREIM LP Associates (L.P.)                             NY           NY                              -              -
              EML Associates, L.P.                               NY           NY        58-1739531            -              -
       Equitable Investment Corporation                          NY           NY        13-2694412        1,000        100.00%
          See Attached Listing C
       Equitable JVS, Inc.                                       DE           GA        58-1812697        1,000        100.00%
          Astor/Broadway Acquisition Corp.                       NY           NY        13-3593692          100        100.00%
          Astor Times Square Corp.                               NY           NY        13-3593699          100        100.00%
          PC Landmark, Inc.                                      TX           TX        75-2338215        1,000        100.00%
          Equitable JVS II, Inc.                                 MD           MD        52-1877232        1,000        100.00%
          EJSVS, Inc.                                            DE           NJ        58-2169594        1,000        100.00%
       Six-Pac G.P., Inc.                                        GA           GA        58-1928595          100        100.00%
       Equitable Distributors, Inc.
          formerly, Equitable Capital Securities Corporation     DE           NY        13-3550365        1,000        100.00%
       J.M.R. Realty Services, Inc.                              DE           NY        13-3813232        1,000        100.00%

*Affiliated Insurer

(1) Owns 36.1 % of Donaldson, Lufkin & Jenrette, Inc.

LISTING B:
  EQUISOURCE OF NEW YORK, INC.                                    State of      State of                     Number of    Parent's
  ----------------------------                                   Incorp. or    Principal       Federal        Shares      Percent of
                                                                  Domicile     Operation       Tax ID #        Owned      Ownership
                                                                  --------     ---------       --------        -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
  The Equitable Life Assurance Society of the U.S.*
    Equitable Holding Corporation
       EquiSource of New York, Inc.
           EquiSource of Alabama, Inc.                                 AL           AL        13-3386851        1,000      100.00%
           EquiSource of Arizona, Inc.                                 AZ           AZ        13-3389071        1,000      100.00%
           EquiSource of Arkansas, Inc.                                AR           AR        13-3404676        1,000      100.00%
           EquiSource Insurance Agency of California                   CA           CA        13-3404686        1,000      100.00%
           EquiSource of Colorado, Inc.                                CO           CO        13-3404680        1,000      100.00%
           EquiSource of Delaware, Inc.                                DE           DE        13-3386036        1,000      100.00%
           EquiSource of Hawaii, Inc.                                  HI           HI        13-3425232        1,000      100.00%
           EquiSource of Maine, Inc.                                   ME           ME        13-3404681        1,000      100.00%
           EquiSource Insurance Agency of Massachusetts, Inc.          MA           MA        22-2891027        1,000      100.00%
           EquiSource of Montana, Inc.                                 MT           MT        13-3389063        1,000      100.00%
           EquiSource of Nevada, Inc.                                  NV           NV        13-3389068        1,000      100.00%
           EquiSource of New Mexico, Inc.                              NM           NM        13-3404674        1,000      100.00%
           EquiSource of Pennsylvania, Inc.                            PA           PA        13-3389070        1,000      100.00%
           EquiSource Business Agency of Utah, Inc.                    UT           UT        13-3404679        1,000      100.00%
           EquiSource of Washington, Inc.                              WA           WA        13-3437226        1,000      100.00%
           EquiSource of Wyoming, Inc.                                 WY           WY        13-3389072        1,000      100.00%

Note:
  Traditional Equinet Business Corp. of N.Y. changed its name to EquiSource of New York, Inc.

LISTING C:
  EQUITABLE INVESTMENT CORPORATION                              State of     State of                    Number of     Parent's
  --------------------------------                              Incorp. or   Principal     Federal        Shares      Percent of
                                                                Domicile     Operation     Tax ID #        Owned       Ownership
                                                                --------     ---------     --------        -----       ---------
THE EQUITABLE COMPANIES INCORPORATED
   The Equitable Life Assurance Society of the U.S.*
      Equitable Holding Corporation
         Equitable Investment Corporation
            Equitable Capital Management Corporation               DE           NY        13-3266813        1,000      100.00%
                Equitable Capital Private Income & Equity
                  Partnership II, L.P.                             DE           NY        13-3544879            -            -
            Equitable Real Estate Investment Management, Inc.      DE           GA        58-1571819          123      100.00%
                See Attached Listing D
            Alliance Capital Management Corporation                DE           NY        13-3633538          100      100.00%
                See Attached Listing E
            Equitable JV Holding Corp.                             DE           NY        13-3555850        1,000      100.00%
            EQ Services, Inc.                                      DE           GA        58-1985395        1,000      100.00%
            Equitable Agri-Business, Inc.                          DE           GA        58-1571529          260      100.00%


LISTING D:
  EQUITABLE REAL ESTATE INVESTMENT MGMT., INC.                          State of     State of                 Number of    Parent's
  --------------------------------------------                         Incorp. or   Principal      Federal     Shares     Percent of
                                                                        Domicile    Operation     Tax ID #      Owned      Ownership
                                                                        --------    ---------     --------      -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
  The Equitable Life Assurance Society of the U.S.*
    Equitable Holding Corporation
       Equitable Investment Corporation
          Equitable Real Estate Investment Management, Inc.
            Compass Management & Leasing, Co.                              CO           CO       58-1973954      800       80.00%
            Equitable Real Estate Capital Markets, Inc.                    DE           NY       58-1754188      100      100.00%
            Equitable Pacific Partners Corp.                               DE           GA       58-1754193      100      100.00%
            EPPNLP Corporation                                             DE           GA       58-1754189      100      100.00%
            EREIM Managers Corporation                                     DE           GA       58-1739529      100      100.00%
               ML/EQ Real Estate Portfolio, L.P.                           DE           NY       58-1739523        -            -
                   EML Associates, L.P.                                    NY           NY       58-1739531        -            -
            Equitable Realty Portfolio Management, Inc.                    DE           GA       13-3321570    1,000      100.00%
            Compass Retail, Inc.                                           DE           GA       58-1893213      100      100.00%
               Compass/RPS Airport Services, LLC                           GA           GA                                 64.00%
            Compass Management & Leasing, Inc.                             DE           GA       58-1975365    1,000      100.00%
               CJVS, Inc.                                                  CA           CA       33-0629835    1,000      100.00%
               Compass Management & Leasing, Ltd.                          UK           UK           -                    100.00%
               Compass Cayman                                         Cayman Isl.     Brazil         -                    100.00%
            Column Financial, Inc.                                         DE           GA       58-2061106      500       50.00%
            Equitable Real Estate Hyperion Capital Advisors L.L.C.         DE
            Community Funding, Inc.                                        DE
            Buckhead Strategic Corp.                                       DE           GA       58-2143988    1,000      100.00%
            Buckhead Strategic Corp. II                                    DE           GA       58-2204352    1,000      100.00%
               Buckhead Strategic Fund L.P., II
                   Buckhead Co. II L.P.
                      Oxhead Property Co., L.L.C.
                      Oxhead Holding Corp.
                          Oxhead Operating Co., L.L.C.
                   Buckhead Co. III, L.P.
                      HYDOC, L.L.C.
                      Headwind Property Co., L.L.C.
                      Headwind Holding Corp.
                          Headwind Operating Co., L.L.C.
               Tricon Corp.


LISTING E:
     ALLIANCE CAPITAL MANAGEMENT CORP.                                State of     State of                   Number of   Parent's
     ---------------------------------                               Incorp. or   Principal      Federal       Shares   Percent of
                                                                      Domicile    Operation     Tax ID #       Owned     Ownership
                                                                      --------    ---------     --------       -----     ---------
THE EQUITABLE COMPANIES INCORPORATED
  The Equitable Life Assurance Society of the U.S.*
     Equitable Holding Corporation
        Equitable Investment Corporation
           Alliance Capital Management Corporation
              Alliance Capital Management L.P.                          DE           NY        13-3434400
                 Albion Alliance L.L.C.                                                                                      40.00%
                 Cursitor Alliance L.L.C.                               DE           MA                                      92.55%
                     Cursitor Holdings Ltd.                            U.K.         U.K.           -                        100.00%
                        Draycott Partners. Ltd.                         MA          U.K.           -                        100.00%
                        The London Partnership Ltd.                    U.K.         U.K.           -                        100.00%
                        Cursitor Management Co. SA                     Lux.         Lux.           -                        100.00%
                        Cursitor Management Ltd.                       U.K.         U.K.           -                        100.00%
                            Cursitor-Eaton Asset Management Co.         NY           MA            -                         50.00%
                            Cursitor Cecogest SA                      France       France          -                         75.00%
                               Cursitor Courtage SARL                 France       France          -                        100.00%
                               Cursitor Gestion SA                    France       France          -                        100.00%
                     Alliance Capital Management (Asia) Ltd.            DE          Asia       13-3752293                   100.00%
                     Alliance Capital Management (Turkey) Ltd.        Turkey       Turkey          -                        100.00%
                     Alliance Capital Management (Japan), Inc.          DE         Japan       13-3009358          100      100.00%
                     Cursitor Alliance Management Limited              U.K.         U.K.           -           250,000      100.00%
                        Dimentional Asset Management Ltd.              U.K.         U.K.           -             1,000      100.00%
                            Dimentional Trust Management Ltd.          U.K.         U.K.           -            50,000      100.00%
                 Alliance Capital Management Corp. of Delaware          DE                     13-2778645           10      100.00%
                     Alliance Fund Services, Inc.                       DE                     13-3211780          100      100.00%
                     Alliance Fund Distributors, Inc.                   DE                     13-3191825          100      100.00%
                     Alliance Capital Oceanic Corp.                     DE                     13-3441277        1,000      100.00%
                     Alliance Capital Management (Brazil) Ltda.       Brazil       Brazil          -                         99.00%
                     Alliance Capital Management Australia Limited    Aust.        Aust.           -                12      100.00%
                     Meiji - Alliance Capital Corp.                     DE           NY        13-3613617       50,000       50.00%
                     Alliance Capital (Luxembourg) S.A.                Lux.         Lux.           -             3,999       99.98%
                     Alliance Barra Research Institute, Inc.            DE           NY        13-3548918        1,000       50.00%
                     Alliance Capital Management Canada, Inc.         Canada       Canada          -            18,750      100.00%
                     Alliance Capital Global Derivatives Corp.          DE           NY        13-3626546        1,000      100.00%
                     Alliance International Fund Services, S.A.        Lux.         Lux.           -                         99.00%
                     Alliance Capital Management (India) Ltd.           DE         India       13-3751338                   100.00%


LISTING E:
  ALLIANCE CAPITAL MANAGEMENT CORP.                                   State of     State of                  Number of    Parent's
  ---------------------------------                                  Incorp. or   Principal      Federal       Shares    Percent of
                                                                      Domicile    Operation     Tax ID #       Owned      Ownership
                                                                      --------    ---------     --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
  The Equitable Life Assurance Society of the U.S.*
    Equitable Holding Corporation
       Equitable Investment Corporation
          Alliance Capital Management Corporation
            Alliance Capital Management L.P.
              Alliance Capital Management Corp. of Delaware (Cont'd)                                               10      100.00%
                Alliance Capital (Mauritius) Ltd.                     Mauritius    Mauritius         -                     100.00%
                   Alliance Capital Asset Management (India)            India        India           -                      75.00%
                      Private Ltd.
                   ACSYS Software India Private Ltd.                    India        India           -                      51.00%
                Alliance Eastern Europe, Inc.                             DE                                               100.00%
                Alliance Corporate Finance Group Inc.                     DE           -         52-1671668     1,000      100.00%
                   Equitable Capital Diversified Holdings, L.P. I         DE           NY        13-3520268         -            -
                       EC Diversified Holdings Corp. I                    DE           NY        13-3521917       100      100.00%
                   Equitable Capital Diversified Holdings, L.P. II        DE           NY        13-3546007         -            -
                       EC Diversified Holdings Corp. II                   DE           NY        13-3551472       100      100.00%
                   ECM Fund L.P. I                                        DE           NY        13-3674518         -            -
                       ECM Corporation I                                  DE           NY        13-3674512       100      100.00%
                   Equitable Capital Partners, L.P.                       DE           NY        13-3486115         -            -
                   Equitable Capital Partners (Retirement
                       Fund), L.P.                                        DE           NY        13-3486106         -            -

LISTING F:
Donaldson, Lufkin And Jenrette, Inc.  Subsidiary List

                                                                                          PERCENT       SHARES HELD  JURISDICTION OF
               SUBSIDIARY              EMPLOYER ID          OWNER AFFILIATE              OWNERSHIP       BY OWNER     INCORPORATION
------------------------------------------------------------------------------------------------------------------------------------
1974 Multifamily, Inc.                 13-2785141         DLJ Real Estate, Inc.               100%         100        Delaware

21' Funding, Inc.                      13-3823483         DLJ Bridge Finance, Inc.            100%       1,000        Delaware

AML Futures International, Inc.        13-3244797         Donaldson, Lufkin & Jenrette,       100%       1,000        Delaware
                                                          Inc.

AML Futures, Inc.                      13-2671027         AML Futures International, Inc.     100%       1,000        Delaware

AML Futures, S.A. (In Dissolution)     None               AML Holdings, Inc.                  100%       1,000        Switzerland

AML Holdings (London) Ltd.             None               AML Holdings, Inc.                  100%   2,500,000        United Kingdom

AML Holdings, Inc. (Formerly DLJ       13-2671028         Donaldson, Lufkin & Jenrette,       100%       1,000        Delaware
Commodities, Incorporated.)                               Inc.

Autranet International Limited (In     None               Autranet, Inc.                      100%         200        United Kingdom
Dissolution)

Autranet, Inc.                         13-2961507         Donaldson, Lufkin & Jenrette,       100%       1,000        Delaware
                                                          Inc.

Bond Investment Partners, LLC          13-7070202         DLJ Capital Corporation              99%                    Delaware

Bond Investment Partners, LLC          13-7070202         DLJ Investment, Inc.                  1%                    Delaware

Brewster Property Holding Corp.        13-3745194         DLJ Real Estate, Inc.               100%         200        New York

BSI Acquisitions Corp.                 13-3189297         Donaldson, Lufkin & Jenrette,       100%       1,000        Delaware
                                                          Inc.

Cadogan Nominees Limited               None               Pershing Limited                    100%         150        United Kingdom

Calmco Trustee Services, Inc.          74-2777085         Calmco, Inc.                        100%      10,000        Delaware

Calmco, Inc.                           13-3860801         DLJ Mortgage Capital, Inc.          100%       1,000        Delaware



CBJC, Inc.                             13-3906717        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

CEC Energy Co., Inc.                   13-3351987        Donaldson, Lufkin & Jenrette       100%           1,000         Delaware
                                                         Securities Corporation

CF Realty, Inc.                        13-3873229        DLJ Real Estate Capital            100%           1,000         Delaware
                                                         Partners, L.P.

CG Funding, Inc.                       13-3873232        DLJ Real Estate Capital Funding,   100%           1,000         Delaware
                                                         Inc.

Coram Funding, Inc.                    13-3819014        DLJ Bridge Finance, Inc.           100%           1,000         Delaware

Demsworth, Inc.                        13-3869262        DLJ Real Estate, Inc.              100%           1,000         Delaware

DLJ Acceptance Corporation             13-3438856        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ Acquisition Corp. - I              13-3801491        DLJ/Conn. Acquisition Corp.        100%           2,000         Delaware

DLJ Africa, Inc.                       13-3857310        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ Asset Management, Inc.             13-3859805        Donaldson, Lufkin & Jenrette       100%           1,000         Delaware
                                                         Securities Corporation

DLJ Bermuda Partners, Inc.             13-3799776        DLJ Capital Investors, Inc.        100%           1,000         Delaware

DLJ Bridge Finance, Inc.               13-3433876        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ Capital Associates (VI), Inc.      13-3519751        DLJ Capital Corporation            100%           1,000         Delaware

DLJ Capital Associates VII, Inc.       13-3810628        DLJ Capital Corporation            100%            100          Delaware


DLJ Capital Corporation                13-2656882         Donaldson, Lufkin & Jenrette,     100%         100         Delaware
                                                          Inc.

DLJ Capital Funding, Inc.              13-3901308         Donaldson, Lufkin & Jenrette,     100%       1,000         Delaware
                                                          Inc.

DLJ Capital Investors, Inc.            13-3805378         Donaldson, Lufkin & Jenrette,     100%       1,000         Delaware
                                                          Inc.

DLJ Capital Management Corporation     13-3603831         DLJ Capital Corporation           100%       1,000         Delaware

DLJ Capital Trust I                    13-7093229         Donaldson, Lufkin & Jenrette,     100%       1,000         Delaware
                                                          Inc.

DLJ Cayman Acquisition Limited         None               Donaldson, Lufkin & Jenrette,     100%           1         Cayman Islands
                                                          Inc.

DLJ Cayman Islands LDC                 None               DLJ Capital Corporation            20%         999         Cayman Islands

DLJ Cayman Islands LDC                 None               Donaldson, Lufkin & Jenrette,      80%       3,996         Cayman Islands
                                                          Inc.

DLJ Century, Inc.                      13-3717365         DLJ Mortgage Capital, Inc.        100%       1,000         Delaware

DLJ City Line, Inc.                    13-3319171         DLJ Realty Services, Inc.         100%         100         New York

DLJ Clearing Corporation               13-3731408         Donaldson, Lufkin & Jenrette,     100%       1,000         Delaware
                                                          Inc.

DLJ Diversified Partners, Inc.         13-3907706         DLJ Capital Investors, Inc.       100%       1,000         Delaware

DLJ Emerging Markets LDC               None               DLJ Capital Corporation            20%       2,000         Cayman Islands

DLJ Emerging Markets LDC               None               Donaldson, Lufkin & Jenrette,      80%       8,000         Cayman Islands
                                                          Inc.

DLJ Europe, Inc.                       13-3860782         Donaldson, Lufkin & Jenrette      100%       1,000         Delaware
                                                          Securities Corporation

DLJ First ESC, LLC                     13-3790645         DLJ Employees                     N/A          N/A         Delaware

DLJ Growth Associates (II), Inc.       13-3695982         DLJ Capital Corporation           100%       1,000         Delaware

DLJ Harbor (Boston) Corp.              13-3160683         DLJ Real Estate, Inc.             100%       1,000         Massachusetts


DLJ Hoffman, Inc.                      13-3153908        DLJ Real Estate, Inc.              100%             100         Delaware

DLJ Holdings, Inc.                     13-3861189        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ International, Inc.                13-3860788        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ Investment Funding, Inc.           13-3887953        DLJ Capital Investors, Inc.        100%           1,000         Delaware

DLJ Investment Management Corp.        13-3859861        Donaldson, Lufkin & Jenrette       100%           1,000         Delaware
                                                         Securities Corporation

DLJ Investment Partners, Inc.          13-3854261        DLJ Capital Investors, Inc.        100%           1,000         Delaware

DLJ Investment, Inc.                   13-3419317        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ Kansas City Capital, Inc.          13-3697211        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ LBO Plans Management Corporation   13-3743225        DLJ Capital Investors, Inc.        100%             100         Delaware

DLJ Leasing Company, Inc.              13-3542594        Donaldson, Lufkin & Jenrette,      100%           1,000         Delaware
                                                         Inc.

DLJ MB Funding II, Inc.                13-3919500        DLJ Capital Investors, Inc.        100%           1,000         Delaware

DLJ Merchant Banking Funding, Inc.     13-3709041        DLJ Capital Investors, Inc.        100%           1,000         Delaware


DLJ Merchant Banking II, Inc.                13-3906244        DLJ Capital Investors, Inc.        100%      1,000        Delaware

DLJ Merchant Banking, Inc.                   13-3644198        DLJ Capital Investors, Inc.        100%        100        Delaware

DLJ Mortgage Acceptance Corp.                13-3460894        Donaldson, Lufkin & Jenrette,      100%      1,000        Delaware
                                                               Inc.

DLJ Mortgage Capital, Inc.                   13-3460798        Donaldson, Lufkin & Jenrette,      100%      1,000        Delaware
                                                               Inc.

DLJ Offshore Management N.V.                 None              DLJ Capital Investors, Inc.        100%      6,000        Netherlands
                                                                                                                         Antilles

DLJ Puerto Rico Realty Corp.             Not Available as of   Puerto Rico Hotel OPCO, L.P.       100%      1,000        Delaware
                                                Today

DLJ Real Estate Capital Funding, Inc.        13-3811304        DLJ Capital Investors, Inc.        100%      1,000        Delaware

DLJ Real Estate Capital Partners, Inc.       13-3805375        DLJ Capital Investors, Inc.        100%      1,000        Delaware

DLJ Real Estate Capital, Inc.                13-3811303        DLJ Capital Investors, Inc.        100%      1,000        Delaware

DLJ Real Estate Mezzanine Capital, Inc.      13-3910356        DLJ Capital Investors, Inc.        100%      1,000        Delaware

DLJ Real Estate, Inc.                        13-2658821        Donaldson, Lufkin & Jenrette,      100%      3,000        Delaware
                                                               Inc.

DLJ Realty Services, Inc.                    13-2791329        DLJ Real Estate, Inc.              100%          0        Delaware

DLJ Secureco Holdings, Inc.                  13-3714258        DLJ Mortgage Capital, Inc.         100%      1,000        Delaware

DLJ Senior Debt Finance, Inc.                13-3891131        Donaldson, Lufkin & Jenrette,      100%        100        Delaware
                                                               Inc.

DLJ Senior Officers Investment               13-3220934        Donaldson, Lufkin & Jenrette,      100%        100        Delaware
Corporation                                                    Inc.

DLJ Services, Inc.                           13-3817414        Donaldson, Lufkin & Jenrette,      100%      1,000        Delaware
                                                               Inc.

DLJ/Conn Acquisition Corp.                   13-3781382        Donaldson, Lufkin & Jenrette,      100%        100        Delaware
                                                               Inc.


Donaldson Funding Corporation               13-3810631      DLJ Bridge Finance, Inc.           100%       1,000           Delaware

Donaldson Leasing Corp.                     13-3692113      Donaldson, Lufkin & Jenrette,      100%       1,000           Delaware
                                                            Inc.

Donaldson Lufkin & Jenrette Asia Limited    None            Donaldson, Lufkin & Jenrette,       99%         299           Hong Kong
                                                            Inc.

Donaldson Lufkin & Jenrette Asia Limited    None            Vincent DeGiaimo                     1%           1           Hong Kong

Donaldson, Lufkin & Jenrette (Brasil)       None            DLJ Capital Corporation             20%     100,000           Brazil
Ltda.

Donaldson, Lufkin & Jenrette (Brasil)       None            Donaldson, Lufkin & Jenrette,       80%     400,000           Brazil
Ltda.                                                       Inc.

Donaldson, Lufkin & Jenrette                None            DLJ Europe, Inc.                     6%    1,915 Non-Voting   United
International Limited                                                                                   Class B Shares    Kingdom

Donaldson, Lufkin & Jenrette                None            DLJ International, Inc.            100%   35,800,101 Voting   United
International Limited                                                                                   Class A Shares    Kingdom

Donaldson, Lufkin & Jenrette Securities     13-2741729      Donaldson, Lufkin & Jenrette,      100%       3,000           Delaware
Corporation                                                 Inc.

Equine Technology and Analysis, Inc.        13-3246841      Donaldson, Lufkin & Jenrette,      100%       1,000           Delaware
                                                            Inc.

Gateway Management, Inc.                    13-3732486      DLJ Secureco Holdings, Inc.        100%       1,000           Delaware

Global Retail Partners Funding, Inc.        13-3877298      DLJ Capital Investors, Inc.        100%       1,000           Delaware

Global Retail Partners, Inc.                13-3846674      DLJ Capital Investors, Inc.        100%       1,000           Delaware

Headway GP, Inc.                            13-3888736      DLJ Real Estate Capital            100%       1,000           Delaware
                                                            Partners, L.P.

Headway RECP, Inc.                          13-3888738      DLJ Real Estate Capital            100%       1,000           Delaware
                                                            Partners, L.P.


Headway SBS, Inc.                           13-3888737        DLJ Real Estate Capital Funding,   100%     1,000         Delaware
                                                              Inc.

Hoboken RECP, Inc.                          13-3901762        DLJ Real Estate Capital            100%     1,000         Delaware
                                                              Partners, Inc.

Hoboken SBS, Inc.                           13-3901763        DLJ Real Estate Capital Funding,   100%     1,000         Delaware
                                                              Inc.

July Acquisitions, Inc.                     13-3902416        Donaldson, Lufkin & Jenrette,      100%     1,000         Delaware
                                                              Inc.

MIH Funding, Inc.                       Not Available as of   DLJ Bridge Finance, Inc.           100%     1,000         Delaware
                                               Today

NeTpower Funding, Inc.                  Not Available as of   DLJ Bridge Finance, Inc.           100%     1,000         Delaware
                                               Today

Orlando GP, Inc.                            13-3901271        DLJ Real Estate Capital            100%     1,000         Delaware
                                                              Partners, L.P.

Orlando RECP, Inc.                          13-3901270        DLJ Real Estate Capital            100%     1,000         Delaware
                                                              Partners, L.P.

Orlando SBS, Inc.                           13-3892543        DLJ Real Estate Capital Funding,   100%     1,000         Delaware
                                                              Inc.

PC Financial Network Holdings, Inc.         13-3902239        Donaldson, Lufkin & Jenrette,      100%     1,000         Delaware
                                                              Inc.

PC Financial Network, Inc.                  13-3902248        PC Financial Network Holdings,     100%     1,000         Delaware
                                                              Inc.

PCFN Technologies, Inc.                     13-3902260        PC Financial Network Holdings,     100%     1,000         Delaware
                                                              Inc.

Pershing & Co., Inc.                        13-3117481        Donaldson, Lufkin & Jenrette,      100%     1,000         Delaware
                                                              Inc.

Pershing ICS Nominees Limited               None              Pershing Limited                   100%         2         United
                                                                                                                        Kingdom

Pershing Keen Nominees Ltd.                 None              Pershing Limited                   100%         2         United
                                                                                                                        Kingdom


Pershing Limited                         None              Donaldson, Lufkin & Jenrette       100%       3,281,500       United
                                                           Securities Corporation                                        Kingdom

Pershing Nominees Ltd.                   None              Pershing Limited                   100%               2       United
                                                                                                                         Kingdom

Pershing Securities Limited              None              Pershing Limited                   100%       1,125,000       United
                                                                                                                         Kingdom

Pershing Trading Company, L.P.           13-3769702        DLJ Clearing Corporation             1%    General Partner    Delaware

Pershing Trading Company, L.P.           13-3769702        Donaldson, Lufkin & Jenrette        99%    Limited Partner    Delaware
                                                           Securities Corporation

Property Group, Inc.                     13-2783990        DLJ Real Estate, Inc.              100%             100       Delaware

PSP Capital Funding, Inc.                13-3920284        DLJ Real Estate Capital Funding,   100%           1,000       Delaware
                                                           Inc.

PSP Realty, Inc.                         13-3920282        DLJ Real Estate Capital            100%           1,000       Delaware
                                                           Partners, L.P.

Puerto Rico Hotel HOLDCO Corp.           13-3923272        DLJ Real Estate Capital            100%           1,000       Delaware
                                                           Partners, LP
Puerto Rico Hotel OPCO Corp.
                                         13-3923269        DLJ Real Estate Capital            100%           1,000       Delaware
                                                           Partners, LP

Puerto Rico Hotel SBS Corp.              13-3923271        DLJ Real Estate Capital Funding,   100%           1,000       Delaware
                                                           Inc.

RC Funding, Inc.                         13-3906715        DLJ Bridge Finance, Inc.           100%           1,000       Delaware

REFG Investor Eight, Inc.                13-3904767        Donaldson, Lufkin & Jenrette,      100%           1,000       Delaware
                                                           Inc.

REFG Investor Eleven, Inc.               13-3904776        Donaldson, Lufkin & Jenrette,      100%           1,000       Delaware
                                                           Inc.

REFG Investor Fifteen, Inc.              13-3904783        Donaldson, Lufkin & Jenrette,      100%           1,000       Delaware
                                                           Inc.

REFG Investor Five, Inc.                 13-3904760        Donaldson, Lufkin & Jenrette,      100%           1,000       Delaware
                                                           Inc.


REFG Investor Four, Inc.                    13-3847759        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Fourteen, Inc.                13-3904781        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Nine, Inc.                    13-3904768        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor One, Inc.                     13-3810633        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Seven, Inc.                   13-3904766        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Six, Inc.                     13-3904764        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Ten, Inc.                     13-3904769        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Thirteen, Inc.                13-3904779        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Trust                     Not available as of   REFG Investors One, Inc.            50%                       Delaware
                                               today

REFG Investor Trust                     Not available as of   REFG Investors Two, Inc.            50%                       Delaware
                                               today

REFG Investor Twelve, Inc.                  13-3904778        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investor Two, Inc.                     13-3810632        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REFG Investors Three, Inc.                  13-3844068        Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                                              Inc.

REOltor Services, Inc.                      74-2769097        Calmco, Inc.                       100%        10,000         Texas

Seaport General Corporation                 13-3194809        DLJ Realty Services, Inc.          100%           100         New York

Secureco Chateau, Inc.                      13-3720564        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Deerfield, Inc.                    13-3719130        DLJ Secureco Holdings, Inc.        100%           500         Delaware


Secureco Grand Park, Inc.                   13-3714735        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Greenbriar, Inc.                   13-3869249        DLJ Secureco Holdings, Inc.        100%         1,000         Delaware

Secureco Lodge, Inc.                        13-3715328        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Marina, Inc.                       13-3715403        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Candlewick, Inc.             13-3720556        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Fund I, Inc.                 13-3720558        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Fund II, Inc.                13-3720566        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Fund III, Inc.               13-3720551        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Fund IV, Inc.                13-3720561        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Fund IX, Inc.                13-3720555        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Fund V, Inc.                 13-2720559        DLJ Secureco Holdings, Inc.        100%           500         Delaware

Secureco Merit Fund VI, Inc.                13-3720565        DLJ Secureco Holdings, Inc.        100%           500         Delaware



Secureco Merit Fund VII, Inc.               13-3720552        DLJ Secureco Holdings, Inc.        100%          500          Delaware

Secureco Merit Fund VIII, Inc.              13-3720554        DLJ Secureco Holdings, Inc.        100%          500          Delaware

Secureco Merit Washington Manor, Inc.       13-3720550        DLJ Secureco Holdings, Inc.        100%          500          Delaware

Secureco Riverside, Inc.                    13-3715362        DLJ Secureco Holdings, Inc.        100%          500          Delaware

Secureco Rolling Hills, Inc.                13-3732849        DLJ Secureco Holdings, Inc.        100%        1,000          Delaware

Secureco Tan Crest, Inc.                    13-3720553        DLJ Secureco Holdings, Inc.        100%          500          Delaware

Secureco Westchester Square, Inc.           13-3720557        DLJ Secureco Holdings, Inc.        100%          500          Delaware

Secureco Worthington, Inc.                  13-3719132        DLJ Secureco Holdings, Inc.        100%          500          Delaware

Snoga, Inc.                                 13-3036391        Donaldson, Lufkin & Jenrette,      100%        1,000          Delaware
                                                              Inc.

Trinity Group Hearthstone, Inc.             36-3951675        Trinity Holding, Inc.              100%          100          Illinois

Trinity Holding, Inc.                       13-3810632        DLJ Mortgage Capital, Inc.         100%          100          Delaware

TVO Bellaire H., Inc.                       13-3798894        DLJ Secureco Holdings, Inc.        100%        1,000          Texas

TVO ELLA AV, Inc.                           13-3798892        DLJ Secureco Holdings, Inc.        100%        1,000          Texas


TVO SYNOTT HP, Inc.                         13-3798891        DLJ Secureco Holdings, Inc.        100%         1,000         Texas

TVO Whittington G, Inc.                     13-3798895        DLJ Secureco Holdings, Inc.        100%         1,000         Texas

UK Investment Plan 1997, Inc.           Not Available as of   Donaldson, Lufkin & Jenrette,      100%         1,000         Delaware
                                               Today          Inc.

Winthrop Trust Company                      13-3818656        Wood, Struthers & Winthrop         100%           100         New York
                                                              Management Corp.

Wood, Struthers & Winthrop Management       13-2774791        Donaldson, Lufkin & Jenrette       100%         1,000         Delaware
Corp.                                                         Securities Corporation

WSW Capital, Inc.                           13-3749620        Wood, Struthers & Winthrop         100%         1,000         Delaware
                                                              Management Corp.